CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY [***], HAS BEEN OMITTED BECAUSE IT IS BOTH (I) NOT MATERIAL AND (II) WOULD LIKELY CAUSE COMPETITIVE HARM TO THE REGISTRANT IF PUBLICLY DISCLOSED Execution Version OMNIBUS ASSIGNMENT AND ASSUMPTION AGREEMENT AND AMENDMENT NO. 1 TO ASSET PURCHASE AGREEMENT AND SUPPLY AGREEMENT This OMNIBUS ASSIGNMENT AND ASSUMPTION AGREEMENT AND AMENDMENT NO. 1 TO ASSET PURCHASE AGREEMENT AND SUPPLY AGREEMENT (this “Assignment and Amendment”), effective as of March 13, 2023 (the "Amendment Effective Date"), is entered into by and amongst Strongbridge Dublin Limited, having an address at Fitzwilliam Hall, Suite 206, Fitzwilliam Place, Dublin 2, Ireland (as successor-by-transfer of Strongbridge Biopharma plc, "Assignor") and Xeris Pharmaceuticals, Inc., having an address at 180 N. LaSalle St., Suite 1600, Chicago, Illinois 60601 (“Assignee" or “Buyer”), and Taro Pharmaceuticals North America, Inc., having an address at Harbour Place, 103 South Church Street, Grand Cayman KY1-1202, Cayman Islands (“Taro” or “Seller”). Assignor, Assignee and Taro are each referred to herein as a "Party" and collectively as the "Parties." W- I- T-N- E- S- S- E- T- H WHEREAS, Assignor and Taro entered into that certain (i) Asset Purchase Agreement effective December 12, 2016 (the “Purchase Agreement”) and (ii) Supply Agreement effective December 12, 2016 (the “Supply Agreement” and, together with the Purchase Agreement, the “Agreements”); WHEREAS, as of the Amendment Effective Date, Assignor desires to assign its rights, duties and obligations under the Agreements to Assignee, and Assignee desires to assume all of Assignor's rights, duties and obligations under the Agreements; WHEREAS, based on the foregoing representations and those set forth below, Assignor, Assignee and Taro desire to consent to and acknowledge such assignment; and WHEREAS, the Parties wish to amend the Agreements in accordance with the terms and conditions set forth herein. NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the Parties hereto agree as follows: 1. Assignment and Delegation of Duties. Assignor hereby conveys, transfers and assigns to Assignee all of Assignor's rights, title, and interests under and to each Agreement and Assignor hereby delegates all of Assignor’s duties and obligations under such Agreement to Assignee, effective as of the Amendment Effective Date. 2. Assumption. Effective as of the Amendment Effective Date, Assignee hereby (i) accepts the assignment set forth in Section 1 and (ii) agrees to assume and be bound by and perform all duties and obligations of Assignor in accordance with the terms and conditions of each Agreement. 3. Amendment of Purchase Agreement. As of the Amendment Effective Date, the Parties agree that the Purchase Agreement is hereby amended as follows: (a) All references in the Purchase Agreement to an Agreement means such Agreement as amended by this Assignment and Amendment. (b) All references in the Purchase Agreement to “Strongbridge” are changed to “Xeris”. Exhibit 10.6

2 (c) Section 2.6 of the Purchase Agreement is deleted in its entirety and new Section 2.6 is added as follows: “2.6 Non-Compete. (a) For the duration of the Term (as defined in the Supply Agreement), Taro and its Affiliates shall not, directly or indirectly (other than through Xeris), (i) Commercialize a Competitive Product in the Territory, (ii) promote any product in the Indication in the Territory, or (iii) undertake or have undertaken any clinical activities in the Territory with respect to a Competitive Product in the Territory for the Indication. (b) For the duration of the Term (as defined in the Supply Agreement), Taro and its Affiliates shall not, directly or indirectly (other than through Xeris), itself or by assisting any Third Party (including by sharing any Confidential Information related to the Product therewith), Commercialize a product in the Territory for the Indication or promote any product in the Indication in the Territory, provided that: (i) Taro may only Commercialize a product containing the API if such product would not reasonably be expected to have a material impact on the market for the Product (including by taking into account potential off-label prescribing of such product); (ii) In the event that the Parties disagree regarding a potential material impact on the market for the Product, the provisions of Section 8.12(a) other than the last sentence thereof shall apply to resolution of such disagreement, and if it remains unresolved thereafter, the Parties shall submit such disagreement for resolution by an independent third-party expert having at least fifteen (15) years of experience as a senior executive in the pharmaceutical industry with responsibility for marketing strategies for pharmaceutical products and reasonably acceptable to both Parties. The Parties shall simultaneously submit their arguments in written form along with any supporting written evidence to the expert within ten (10) Business Days after the end of the process set forth in Section 8.12(a) other than the last sentence thereof, for decision on such written arguments and evidence. The expert shall render its decision within thirty (30) days of receipt of the written arguments and evidence. The decision of the expert shall be final and binding on the Parties and the costs and expenses of such expert shall be borne by the Party against whom the expert’s decision is rendered. (c) Notwithstanding the foregoing, Xeris acknowledges in the event that Taro or any of its Affiliates acquires any business (or assets) which is Commercializing a Competitive Product at the time of such acquisition, Taro shall not be in violation of its obligations under this Section 2.6 if Taro or its applicable Affiliate ceases Commercializing such Competitive Product within twelve (12) months from the effective date of the closing of the acquisition. (d) In addition, if Taro or any of its Affiliates are acquired by or merged with a Third Party that is Commercializing a Competitive Product at the time of such acquisition or merger, such Third Party and its other Affiliates will not have any obligations under this Section 2.6; provided that the division, subsidiary or business group of the surviving party in such change of control that Commercializes such Competitive Product shall not have access to, and shall not refer to, rely upon or use in any manner, the Intellectual Property Rights owned by Taro or its Affiliates that are necessary for the Commercialization of the Product under the NDA provided to Xeris on the Closing Date with respect to such Competitive Product.” (d) Section 8.1 of the Purchase Agreement is deleted in its entirety and new Section 8.1 is inserted in lieu thereof as follows: “8.1 Notices. Notices required or permitted under this Agreement shall be in writing and sent by prepaid registered or certified air mail or by overnight express mail (e.g., FedEx) or by electronic mail confirmed by electronic mail (including an electronic “read receipt” notice) and shall be deemed to have been

3 properly served to the addressee (A) upon delivery in the case of prepaid registered or certified air mail or by overnight express mail or (B) upon receipt of written confirmation in the case of electronic mail, to the following addresses of the Parties or such other address(es) as such Party may hereafter specify by written notice to the other Party in accordance herewith: If to Xeris on or before May 1, 2023: Xeris Pharmaceuticals, Inc. 180 N. LaSalle St., Suite 1600 Chicago, IL 60601 Attention: Legal Department Attention: Technical Operations With a copy to: [***] If to Xeris after May 1, 2023: Xeris Pharmaceuticals, Inc. 1375 West Fulton Street, Suite 1300 Chicago, IL 60607 Attention: Legal Department Attention: Technical Operations With a copy to: [***] If to Taro: Taro Pharmaceuticals North America, Inc. Harbour Place 103 South Church Street Grand Cayman KY1-1202 Cayman Islands Attention: General Manager With a copy to: Taro Pharmaceuticals U.S.A., Inc. 3 Skyline Drive Hawthorne, NY 10532 Attention: General Counsel” (e) Section 8.12(a) of the Purchase Agreement is amended by deleting the first sentence thereof in its entirety and inserting in lieu thereof a new sentence as follows: “The Parties will attempt in good faith to resolve any dispute arising out of or relating to this Agreement promptly by negotiation between senior representatives of each Party appointed by such Party.” 4. Amendment of Supply Agreement. As of the Amendment Effective Date, the Parties agree that the Supply Agreement is hereby amended as follows: (a) All references in the Supply Agreement to an Agreement means such Agreement as amended by this Assignment and Amendment. (b) All references in the Supply Agreement to “Strongbridge” are changed to “Xeris”.

4 (c) Section 1.1 of the Supply Agreement is amended by inserting in alphabetical order a new defined term as follows: “Unlabeled Product” means Product which has not yet been Labeled, i.e. “brite stock”, which Buyer has requested Seller store unLabeled at Seller’s Affiliate’s Facility until such time as Buyer instructs Seller to Label such product and deliver it to Buyer pursuant to Section 3.7 of this Agreement.” (d) Section 3.1 of the Supply Agreement is amended by inserting new clause (d) immediately following clause (c) thereof as follows: “(d) Upon the request of Buyer, Seller shall Label Unlabeled Product in accordance with this Agreement for a labeling fee to be agreed in writing by the Parties. Following Labeling, the Product shall be delivered to Buyer in accordance with Section 3.7 of this Agreement.” (e) Section 3.7(c) of the Supply Agreement is amended by deleting such section in its entirety and inserting in lieu thereof new Section 3.7(c) as follows: “(c) Title and risk of loss of Product shall automatically transfer to Buyer when Seller loads the shipment onto Buyer’s designated carrier’s transport vehicle and Buyer shall bear all risk of loss associated with the Product thereafter; provided, however, that title and risk of loss of Unlabeled Product shall automatically transfer to Buyer upon Buyer’s quality assurance acceptance of such Unlabeled Product following Buyer’s receipt of complete and accurate manufacturing and primary packaging records from Seller, provided that Buyer should confirm its quality assurance acceptance within [***] of its receipt thereof. In addition, Seller (or its Affiliate) shall provide an invoice to Buyer for each lot of Unlabeled Product upon Buyer’s quality assurance acceptance thereof. Seller will store Product and for a storage fee to be agreed by the Parties in writing, Unlabeled Product, at its Affiliate’s Facility or such other location as the Parties may agree from time to time in writing in accordance with the Quality Agreement. Seller will send Buyer electronic copies of the batch records, certificates of analysis and certificate of conformance (i) relating to the Product on or before the date of delivery and, (ii) other than with respect to the certificate of conformance which will only be delivered following Labeling, relating to the Unlabeled Product prior to storage.” (f) Section 6.2(b) of the Supply Agreement is amended by deleting the first sentence thereof in its entirety and inserting in lieu thereof a new sentence as follows: “The Parties shall not disclose, directly or indirectly, in any manner whatsoever to any Third Parties any Confidential Information received from the other Party (or its Affiliates, as applicable) (the “Disclosing Party”) without first obtaining the written consent of the Disclosing Party, and the other Party (“Recipient”) shall keep confidential, all of the Disclosing Party’s Confidential Information that is disclosed to Recipient except that Recipient may disclose Confidential Information (a) as otherwise agreed in writing by the Disclosing Party, (ii) as expressly permitted by this Section 6.2 and (iii) to third parties who are not competitors of the Disclosing Party or its Affiliates in connection with due diligence or similar investigations by such third parties, and disclosures to potential third party investors and lenders in confidential financing or loan documents, provided, in each case, that any such third party agrees to be bound by reasonable obligations of confidentiality and non-use and such third party is not a competitor of the Disclosing Party or its Affiliates.” (g) Section 7.1 of the Supply Agreement is amended by deleting the first sentence thereof in its entirety and inserting in lieu thereof a new sentence as follows: “This Agreement shall become effective as of the Effective Date and, unless sooner terminated pursuant to Section 7.2 below, shall continue in full force and effect thereafter until March 13, 2027 (the “Initial Term”) and, thereafter, shall automatically renew for additional two (2) year periods (“Extension Term”)

5 on the same terms unless at least nine (9) months prior to the expiration of the then current Term: (a) a Party makes a written request to the other Party to discuss in good faith new terms for the Agreement for the Extension Term; or (b) a Party notifies the other Party in writing that it desires to terminate the Agreement.” (h) Section 8.2(a) of the Supply Agreement is amended by deleting the first sentence thereof in its entirety and inserting in lieu thereof a new sentence as follows: “The Parties will attempt in good faith to resolve any dispute arising out of or relating to this Agreement promptly by negotiation between senior representatives of each Party appointed by such Party.” (i) Section 9.10 of the Supply is deleted in its entirety and new Section 9.10 is inserted in lieu thereof as follows: “9.10 Notices. Notices required or permitted under this Agreement shall be in writing and sent by prepaid registered or certified air mail or by overnight express mail (e.g., FedEx) or by electronic mail confirmed by electronic mail (including an electronic “read receipt” notice) and shall be deemed to have been properly served to the addressee (A) upon delivery in the case of prepaid registered or certified air mail or by overnight express mail or (B) upon receipt of written confirmation in the case of electronic mail, to the following addresses of the Parties or such other address(es) as such Party may hereafter specify by written notice to the other Party in accordance herewith: If to Buyer on or before May 1, 2023: Xeris Pharmaceuticals, Inc. 180 N. LaSalle St., Suite 1600 Chicago, IL 60601 Attention: Legal Department Attention: Technical Operations With a copy to: [***] If to Buyer after May 1, 2023: Xeris Pharmaceuticals, Inc. 1375 West Fulton Street, Suite 1300 Chicago, IL 60607 Attention: Legal Department Attention: Technical Operations With a copy to: [***] If to Seller: Taro Pharmaceuticals North America, Inc. Harbour Place 103 South Church Street Grand Cayman KY1-1202 Cayman Islands Attention: General Manager With a copy to: Taro Pharmaceuticals U.S.A., Inc. 3 Skyline Drive

6 Hawthorne, NY 10532 Attention: General Counsel” 5. Joinder. By executing this Assignment and Amendment, each of Taro, the Assignor and the Assignee agrees as of the Amendment Effective Date to be bound by the terms of that certain Mutual Confidential Disclosure Agreement dated July 13, 2016, between Taro Pharmaceuticals U.S.A., Inc. (“Taro USA”) and Strongbridge plc as if Taro, Assignor and Assignee were each an original signatory thereto. 6. Authority. Each Party represents and warrants that it has the necessary power and authority to enter into and perform its obligations under this Assignment and Amendment and the Agreements, as amended by this Assignment and Amendment, and upon execution, this Assignment and Amendment will be a legal, valid and binding obligation of such Party, enforceable against such Party in accordance with its terms. Each Party further represents and warrants that the execution, delivery and performance of this Assignment and Amendment and the Agreements, as amended by this Assignment and Amendment, do not and will not (i) require any consent or approval of its stockholders, (ii) violate any provision of any Applicable Law (as defined in the Supply Agreement) or any provision of its certificate of incorporation, by-laws or other founding document, or (iii) result in a breach of or constitute a default under any material agreement, mortgage, lease, license, permit or other instrument or obligation to which it is a party or by which it or its properties may be bound or affected. In addition, each Party represents and warrants that it (and its Affiliates) are not currently debarred, suspended or otherwise excluded by any government agency from receiving government contracts in the Territory (as defined in the Supply Agreement), nor is it, or its Affiliates or any of its employees debarred under the applicable provisions of the Food, Drug, and Cosmetic Act. 7. Assignor Assistance. Assignor agrees that, upon request and without any compensation, Assignor will cooperate and do all actions, including without limitation, the execution of papers that may be necessary or reasonably requested by Assignee or Taro to assist in the transition of the services from Assignor to Assignee. 8. Consent. Taro hereby consents to the assignment set forth in Section 1 above. Taro agrees to continue to be bound by Taro's respective obligations under the Agreements, including after giving effect to this Assignment and Amendment. 9. Governing Law. This Assignment and Amendment shall be governed by and construed in accordance with the laws of the State of New York, United States without regard to its conflicts of laws principles. 10. Amendments. This Assignment and Amendment may not be amended, waived or terminated without the written consent of all Parties. 11. Successors. This Assignment and Amendment shall be binding upon and inure to the benefit of the Parties hereto and their respective heirs, successors and assigns. 12. Entire Agreement. Each Party acknowledges that this Assignment and Amendment constitutes the entire agreement of the Parties relating to the subject matter hereof and supersedes all previously writings and understandings, whether written or oral, with respect to the subject matter hereof. 13. Severability. If any part of this Assignment and Amendment is declared invalid by any legally governing authority having jurisdiction over a Party, then such declaration shall not affect the remainder of this Assignment and Amendment and the Parties shall revise the invalidated part in a manner that will render such provision valid without impairing the Parties’ original intent.

7 14. Recitals. The recitals set forth above are incorporated into and made part of this Assignment and Amendment. 15. Full Force and Effect. Except as amended herein, each Agreement shall remain unchanged and in full force and effect in accordance with such Agreement’s original terms. SIGNATURES ON NEXT PAGE

8 IN WITNESS WHEREOF, the Parties have each caused a duly authorized representative to execute this Assignment and Amendment as of the Amendment Effective Date. Xeris Pharmaceuticals, Inc., Assignee: /s/John Shannon Authorized Signature John Shannon Typed or Printed Name ____Director___ Title ____3/13/2023___ Date Strongbridge Dublin Limited, Assignor: /s/John Shannon Authorized Signature John Shannon Typed or Printed Name ____Director___ Title 3/13/2023 Date Taro Pharmaceuticals North America, Inc.: _/s/Avi Avramoff____ Authorized Signature Avi Avramoff Typed or Printed Name VP Head of R&D Title ____3/10/2023___ Date